Exhibit 10.2

EXECUTION VERSION

September 11, 2015

Sequential Brands Group, Inc.

1065 Avenue of the Americas

Suite 1705

New York, NY 10018

Attention: Gary Klein

Re:	Limited Consent and Waiver

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated First Lien Credit Agreement, dated as of April 8, 2015, among Sequential Brands Group, Inc., as borrower (the “Borrower”), the Guarantors party thereto, the lenders from time to time party thereto (the “Lenders”), and Bank of America, N.A.), as administrative agent and collateral agent (the “Agent”) (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the First Lien Credit Agreement.

The Borrower has requested that, notwithstanding the limitations set forth in clause (u) of the definition of “Permitted Investments” as set forth in the First Lien Credit Agreement, the First Lien Agent and the Required Lenders (i) consent to the temporary increase of the basket set forth in such clause (u) from $10,000,000 to $15,000,000 from the date hereof through and until December 31, 2015 (the “Temporary Basket Increase”) and permit any Investment made in reliance on such clause to be made in a Person that engages in lines of business that are substantially the same lines of business as one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course (the “Temporary Basket Expansion”) and (ii) waive the requirement that the Agent obtain a Lien on and security interest in any Equity Interests obtained by the Borrower pursuant to any Investment made in reliance on clause (u) of the definition of “Permitted Investments”, but solely to the extent such Equity Interests would constitute margin stock under the Second Lien Facility (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States).

Upon effectiveness of this letter agreement, the Agent and the Required Lenders hereby consent to the Temporary Basket Increase and to the Temporary Basket Expansion and waive the requirement that the Agent obtain a Lien on and security interest in any Equity Interests obtained by the Borrower pursuant to any Investment made in reliance on clause (u) of the definition of “Permitted Investments” to the extent such Equity Interests would constitute margin stock under the Second Lien Facility (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), provided that the following conditions shall have been satisfied in connection with the Temporary Basket Increase:

(i) With respect to any Investment made pursuant to the provisions of clause (u) of the definition of “Permitted Investments” during the time period that the Temporary Basket Increase is in effect, an amount of $10,000,000 constituting proceeds of the loans under the Second Lien Credit Agreement shall be used to pay a portion of the consideration for such Investment, and the remaining portion of such consideration shall be paid from cash on hand of the Borrower. For the avoidance of doubt, no proceeds of the Loans under the First Lien Credit Agreement shall be used to pay any portion of the consideration for any Investment made pursuant to the provisions of clause (u) of the definition of “Permitted Investments” during the time period that the Temporary Basket Increase is in effect.

(ii) After giving effect to any Investment made pursuant to the provisions of clause (u) of the definition of “Permitted Investments” during the time period that the Temporary Basket Increase is in effect, the amount available to be invested by the Borrower pursuant to clause (u) of the definition of “Permitted Investments” shall be decreased by the amount of such Investment until such time, as any, as the Borrower has sold all or any portion of any such Investment, at which time the basket set forth in clause (u) of the definition of “Permitted Investments” shall be increased in proportion to the amount received by the Borrower in connection with any such sale of such Investment, but in no event shall the amount of such basket exceed $10,000,000 at any time from and after January 1, 2016.

For the avoidance of doubt, any Investment made in reliance on, and compliance of, clause (u) of the definition of “Permitted Investments” during the time period that the Temporary Basket Increase is in effect may be maintained and held by the Borrower and its Subsidiaries during the term of the First Lien Credit Agreement without regard to the amount available under such clause.

In addition to the foregoing, notwithstanding anything to the contrary in the First Lien Credit Agreement and the other Loan Documents, the Agent and the Required Lenders hereby consent (1) to the incurrence of, and the increase in, the aggregate outstanding principal amount of Indebtedness in respect of the Second Lien Facility (including the increase of the principal amount pursuant to the incremental provisions therein) to $220,000,000 at any time (it being understood that the outstanding principal amount of the loans under the Second Lien Facility will be $216,000,000 as of the date hereof after giving effect to the funding on such date); provided that, the aggregate outstanding principal amount of Indebtedness in respect of the Second Lien Facility shall not be increased to an amount greater than $220,000,000 at any time without further consent of the Required Lenders, and (2) to the incurrence of, and the increase in, the Liens securing the Second Lien Facility to the extent the outstanding principal amount of such Second Lien Facility does not exceed the maximum amount permitted pursuant to clause (1) above.

The foregoing consent and waiver is a one-time consent and waiver and shall apply only to the matters set forth in this letter agreement. Without limiting the generality of the foregoing, the limited consent herein shall not apply to any future circumstances whether or not similar to the foregoing.

The Borrower hereby represents and warrants that the execution and delivery of this letter agreement (a) are within the power of the Borrower and (b) have been duly authorized by all necessary action on the part of the Borrower. The Borrower confirms that after giving effect to this letter agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except (i) to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (ii) in the case of any representation and warranty that is qualified by materiality, such representation and warranty is true and correct in all respects and (iii) with respect to the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement, such representations and warranties shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

Bank of America, N.A., in its capacity as the Administrative Agent, hereby certifies that the Lenders signatory to this letter agreement constitute the Required Lenders under the First Lien Credit Agreement as of the date hereof.

The provisions of this letter agreement shall be effective on the date on which the First Lien Administrative Agent shall have received this letter agreement, duly executed by the First Lien Administrative Agent, the Required Lenders, the Borrower and the other Loan Parties.

Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrower and the other Loan Parties in all respects. This letter agreement may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this letter agreement when taken together will be deemed to be but one and the same instrument. Transmission by fax (or an email of a PDF or similar electronic image file) of an executed counterpart of this letter agreement shall be deemed to constitute due and sufficient delivery of such counterpart. This letter agreement shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

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This letter agreement is a Loan Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Credit Documents are applicable hereto and incorporated herein by this reference.

[This Space Intentionally Left Blank]

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Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Andrew Cerussi
Name:	Andrew Cerussi
Title:	Director

FIFTH THIRD BANK

By:	/s/ Patrick Lingrosso
Name:	Patrick Lingrosso
Title:	Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Michael Paul
Name:	Michael Paul
Title:	Senior Vice President

By:	/s/ Li Zhou
Name:	Li Zhou
Title:	Vice President

BANK HAPOALIM

By:
Name:
Title:

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Acknowledged and Agreed:

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.,

a Delaware corporation

By: /s/ Gary Klein

Name: Gary Klein

Title: Chief Financial Officer

GUARANTORS:

SEQUENTIAL LICENSING, INC.

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

BELLA ROSE, LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

WILLIAM RAST SOURCING, LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

HEELYS, INC.

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

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HEELING MANAGEMENT CORP.

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

HEELING HOLDING CORPORATION

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

HEELING SPORTS LIMITED

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

B®AND MATTER, LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

SBG REVO HOLDINGS, LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

SBG FM, LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

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SBG UNIVERSE BRANDS, LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

GALAXY BRANDS LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

THE BASKETBALL MARKETING COMPANY, INC.

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

LNT BRANDS LLC

By: /s/ Gary Klein
Name: Gary Klein

Title: Chief Financial Officer

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